Exhibit 21.1
NIQ GLOBAL INTELLIGENCE PLC. SUBSIDIARIES OF THE REGISTRANT
Subsidiaries	State or other Jurisdiction of Incorporation or Organization	Name under Which Subsidiary Does Business
A.C. Nielsen (N.Z.) ULC	New Zealand	A.C. Nielsen (N.Z.) ULC
A.C. Nielsen Chile Limitada	Chile	A.C. Nielsen Chile Limitada
A.C. Nielsen Company Limited	United Kingdom	A.C. Nielsen Company Limited
A.C. Nielsen Company, S.L.	Spain	A.C. Nielsen Company, S.L.
A.C. Nielsen de Colombia Ltda.	Colombia	A.C. Nielsen de Colombia Ltda.
A.C. Nielsen do Brasil Ltda.	Brazil	A.C. Nielsen do Brasil Ltda.
A.C. Nielsen Finland Oy	Finland	A.C. Nielsen Finland Oy
A.C. Nielsen Gesellschaft m.b.H.	Austria	A.C. Nielsen Gesellschaft m.b.H.
A.C. Nielsen of Ireland Limited	Ireland	A.C. Nielsen of Ireland Limited
A.C. Nielsen P.R. LLC	Puerto Rico	A.C. Nielsen P.R. LLC
A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.	Portugal	A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.
A3 Distrib SAS	France	A3 Distrib SAS
AC Nielsen de Venezuela S.A.	Venezuela	AC Nielsen de Venezuela S.A.
AC Nielsen El Salvador, S.A. de C.V.	El Salvador	AC Nielsen El Salvador, S.A. de C.V.
AC Nielsen Mexico LLC	United States	AC Nielsen Mexico LLC
AC Nielsen SAS	France	AC Nielsen SAS
Acceleratio Holdco S.à r.l.	Luxembourg	Acceleratio Holdco S.à r.l.
ACNielsen (Nederland) B.V.	Netherlands	ACNielsen (Nederland) B.V.
ACNielsen (Singapore) Pte. Ltd.	Singapore	ACNielsen (Singapore) Pte. Ltd.
ACNielsen (Tanzania) Ltd.	Tanzania	ACNielsen (Tanzania) Ltd.
ACNielsen AB	Sweden	ACNielsen AB
ACNielsen AMER Algeria EURL	Algeria	ACNielsen AMER Algeria EURL
ACNielsen Bel	Belarus	ACNielsen Bel
ACNielsen Bulgaria Ltd	Bulgaria	ACNielsen Bulgaria Ltd
ACNielsen Cayman Islands Colombia Ltd.	Cayman Islands	ACNielsen Cayman Islands Colombia Ltd.
ACNielsen Centroamerica, S.A.	Guatemala	ACNielsen Centroamerica, S.A.
ACNielsen Company of Canada	Canada	ACNielsen Company of Canada
ACNielsen Costa Rica S.A.	Costa Rica	ACNielsen Costa Rica S.A.
ACNielsen Cyprus Limited	Cyprus	ACNielsen Cyprus Limited
ACNielsen Czech Republic s.r.o.	Czech Republic	ACNielsen Czech Republic s.r.o.
ACNielsen d.o.o.	Croatia	ACNielsen d.o.o.
ACNielsen d.o.o.	Serbia	ACNielsen d.o.o.
ACNielsen Dominicana, SRL	Dominican Republic	ACNielsen Dominicana, SRL
ACNielsen Ecuador S.A.	Ecuador	ACNielsen Ecuador S.A.
ACNielsen Eesti OÜ	Estonia	ACNielsen Eesti OÜ
ACNielsen Group Limited	Hong Kong	ACNielsen Group Limited
ACNielsen Honduras S.A. de C.V.	Honduras	ACNielsen Honduras S.A. de C.V.
ACNielsen Kazakhstan LLP	Kazakhstan	ACNielsen Kazakhstan LLP
ACNielsen Kenya Limited	Kenya	ACNielsen Kenya Limited
ACNielsen Latvia SIA	Latvia	ACNielsen Latvia SIA
ACNIELSEN Limited Liability Company	Russia	ACNIELSEN Limited Liability Company
ACNielsen Nicaragua, S.A.	Nicaragua	ACNielsen Nicaragua, S.A.
ACNielsen Nigeria Limited	Nigeria	ACNielsen Nigeria Limited
ACNielsen Norge AS	Norway	ACNielsen Norge AS

ACNielsen Pakistan (Private) Limited	Pakistan	ACNielsen Pakistan (Private) Limited
ACNielsen Panama, S.A.	Panama	ACNielsen Panama, S.A.
ACNielsen Piackutató Kft.	Hungary	ACNielsen Piackutató Kft.
ACNielsen Polska Sp. z o.o.	Poland	ACNielsen Polska Sp. z o.o.
ACNielsen raziskovalna druzba, d.o.o.	Slovenia	ACNielsen raziskovalna druzba, d.o.o.
ACNielsen Romania srl	Romania	ACNielsen Romania srl
ACNielsen SARL	Morocco	ACNielsen SARL
ACNielsen Slovakia s.r.o.	Slovakia	ACNielsen Slovakia s.r.o.
ACNielsen Uganda Limited	Uganda	ACNielsen Uganda Limited
ACNielsen Ukraine Limited Liability Company	Ukraine	ACNielsen Ukraine Limited Liability Company
AI PAVE Dutchco I B.V.	Netherlands	AI PAVE Dutchco I B.V.
AI PAVE Dutchco II B.V.	Netherlands	AI PAVE Dutchco II B.V.
AI PAVE Dutchco III B.V.	Netherlands	AI PAVE Dutchco III B.V.
AMER Research Limited	Cyprus	AMER Research Limited
Art Holding (Brazil) C.V.	Netherlands	Art Holding (Brazil) C.V.
Brandbank Limited	United Kingdom	Brandbank Limited
CGA Nielsen (Global) Limited	United Kingdom	CGA Nielsen (Global) Limited
CGA Strategy Limited	United Kingdom	CGA Strategy Limited
China Market Monitor Co., Ltd.	China	China Market Monitor Co., Ltd.
CiValue Systems Ltd.	Israel	CiValue Systems Ltd.
Consumer Canvas, LLC	United States	Consumer Canvas, LLC
DataMia LLC	United States	DataMia LLC
Empresa de Servicios AC Nielsen S.A.	Bolivia	Empresa de Servicios AC Nielsen S.A.
G F K Egypt Ltd.	Egypt	G F K Egypt Ltd.
GfK Adimark Chile S.A.	Chile	GfK Adimark Chile S.A.
GfK ANZ Pty Ltd	Australia	GfK ANZ PTY LTD
GfK Arastirma Hizmetleri A.S.	Turkey	GfK Arastirma Hizmetleri A.S.
GfK Asia Pte Ltd	Singapore	GfK Asia Pte Ltd
GfK Australia Fieldwork Pty Ltd.	Australia	GfK Australia Fieldwork Pty Ltd.
GfK Austria GmbH	Austria	GfK Austria GmbH
GfK Belgium N.V.	Belgium	GfK Belgium N.V.
GfK Bulgaria Market Research Institute EOOD	Bulgaria	GfK Bulgaria Market Research Institute EOOD
GfK Custom Research Brasil Pesquisa de Mercado Ltda.	Brazil	GfK Custom Research Brasil Pesquisa de Mercado Ltda.
GfK Czech, s r.o.	Czech Republic	GfK Czech, s r.o.
GfK Danmark A/S	Denmark	GfK Danmark A/S
GfK Ecuador Investigacion de Mercado Cia. Ltda.	Ecuador	GfK Ecuador Investigacion de Mercado Cia. Ltda.
GfK EMER Ad Hoc Research, S.L.	Spain	GfK EMER Ad Hoc Research, S.L.
GfK Entertainment AG	Switzerland	GfK Entertainment AG
GfK Entertainment GmbH	Germany	GfK Entertainment GmbH
GfK Etilize (Private) Limited	Pakistan	GfK Etilize (Private) Limited
GfK Etilize, Inc.	United States	GfK Etilize, Inc.
GfK GeoMarketing GmbH	Germany	GfK GeoMarketing GmbH
GfK GmbH	Germany	GfK GmbH
GfK Hellas Market Research Limited Liability Company	Greece	GFK HELLAS E.P.E.
GfK Hungária Piackutató Kft.	Hungary	GfK Hungária Piackutató Kft.
GfK Insight Japan KK	Japan	GfK Insight Japan KK
GfK Italia S.r.l.	Italy	GfK Italia S.r.l.
GfK Lanka (Private) Limited	Sri Lanka	GfK Lanka (Private) Limited
GfK Latinoamerica Holdings, S.L.	Spain	GfK Latinoamerica Holdings, S.L.

GfK Malta Holding Limited	Malta	GfK Malta Holding Limited
GfK Market Consulting (Beijing) Co. Ltd.	China	GfK Market Consulting (Beijing) Co. Ltd.
GfK Marketing Services Japan Ltd	Japan	GfK Marketing Services Japan Ltd
GfK Mexico S.A.P.I. de C.V.	Mexico	GfK Mexico S.A.P.I. de C.V.
GfK Middle East and Africa FZ-LLC	United Arab Emirates	GfK Middle East and Africa FZ-LLC
GfK Middle East CR Holding GmbH	Germany	GfK Middle East CR Holding GmbH
GfK Middle East FZ-LLC	United Arab Emirates	GfK Middle East FZ-LLC
GfK Mode Pvt Ltd	India	GfK Mode Pvt Ltd
GfK Myanmar Company Limited	Myanmar	GfK Myanmar Company Limited
GfK Netherlands B.V.	Netherlands	GfK Netherlands B.V.
Gfk Nielsen India Private Limited	India	Gfk Nielsen India Private Limited
GfK Philippines Corporation	Philippines	GfK Philippines Corporation
GfK Polonia Sp. z o.o.	Poland	GfK Polonia Sp. z o.o.
GfK PORTUGAL - Marketing Services SA	Portugal	GfK PORTUGAL - Marketing Services SA
GfK Research Dynamics, Inc.	Canada	GfK Research Dynamics, Inc.
GfK Retail & Technology Israel Ltd.	Israel	GfK Retail & Technology Israel Ltd.
GFK Retail &Technology Egypt, L.L.C.	Egypt	GFK Retail &Technology Egypt, L.L.C.
GfK Retail and Technology (Cyprus) Ltd	Cyprus	GfK Retail and Technology (Cyprus) Ltd.
GfK Retail and Technology (Thailand) Ltd.	Thailand	GfK Retail and Technology (Thailand) Ltd.
GfK Retail and Technology Argentina S.A.	Argentina	GfK Retail and Technology Argentina S.A.
GfK Retail and Technology Asia Holding B.V.	Netherlands	GfK Retail and Technology Asia Holding B.V.
GfK Retail and Technology Chile Limitada	Chile	GfK Retail and Technology Chile Limitada
GfK Retail and Technology China Co. Ltd.	China	GfK Retail and Technology China Co. Ltd.
GfK Retail and Technology Colombia Limitada	Colombia	GfK Retail and Technology Colombia Limitada
GfK Retail and Technology Espana, S.A.	Spain	GfK Retail and Technology Espana, S.A.
GfK Retail and Technology France SAS	France	GfK Retail and Technology France SAS
GfK Retail and Technology Hong Kong Limited	Hong Kong	GfK Retail and Technology Hong Kong Limited
GfK Retail and Technology Korea Ltd.	South Korea	GfK Retail and Technology Korea Ltd.
GfK Retail and Technology Malaysia Sdn. Bhd.	Malaysia	GfK Retail and Technology Malaysia Sdn. Bhd.
GfK Retail and Technology Market Research Vietnam Limited	Vietnam	GfK Retail and Technology Market Research Vietnam Limited
GfK Retail and Technology North Africa SARL	Morocco	GfK Retail and Technology North Africa SARL
GfK Retail and Technology Panama, S.A.	Panama	GfK Retail and Technology Panama, S.A.
GfK Retail and Technology Peru S.A.C.	Peru	GfK Retail and Technology Peru S.A.C.
GfK Retail and Technology Taiwan Ltd	Taiwan	GfK Retail and Technology Taiwan Ltd
GfK Retail and Technology UK Holding Limited	United Kingdom	GfK Retail and Technology UK Holding Limited
GfK Retail and Technology UK Ltd.	United Kingdom	GfK Retail and Technology UK Ltd.

GfK Romania-Institut de Cercetare de Piata S.R.L.	Romania	GfK Romania-Institut de Cercetare de Piata S.R.L.
GFK Slovenija, tržne raziskave d.o.o.	Slovenia	GFK Slovenija, tržne raziskave d.o.o.
GfK South Africa (Pty) Ltd	South Africa	GfK South Africa (Pty) Ltd
GfK Sverige Aktiebolag	Sweden	GfK Sverige Aktiebolag
GfK Switzerland AG	Switzerland	GfK Switzerland AG
GfK Turkey Danismanlik ve Pazar Arastirma Hizmetleri A.S.	Turkey	GfK Turkey Danismanlik ve Pazar Arastirma Hizmetleri A.S.
GfK U.K. Holding Limited	United Kingdom	GfK U.K. Holding Limited
GfK U.K. Limited	United Kingdom	GfK U.K. Limited
GfK Ukraine	Ukraine	GfK Ukraine
GfK US MRI, LLC	United States	GfK US MRI, LLC
Grace BidCo GmbH	Germany	Grace BidCo GmbH
Grace HoldCo GmbH	Germany	Grace HoldCo GmbH
IFR South America, S.A.	Argentina	IFR South America, S.A.
Indy Dutch Bidco B.V.	Netherlands	Indy Dutch Bidco B.V.
Indy US Holdco, LLC	United States/DE	Indy US Holdco, LLC
Institut Français de Recherche-I.F.R. S.A.S	France	Institut Français de Recherche-I.F.R. S.A.S
INTERCAMPUS-RECOLHA, TRATAMENTO E DISTRIBUIÇÃO DE INFORMAÇÃO, S.A.	Portugal	INTERCAMPUS-RECOLHA, TRATAMENTO E DISTRIBUIÇÃO DE INFORMAÇÃO, S.A.
Intermediate Dutch Holdings B.V.	Netherlands	Intermediate Dutch Holdings B.V.
Limited Liability Company International Institute of Marketing and Social Research "GfK-Rus"	Russia	Limited Liability Company International Institute of Marketing and Social Research "GfK-Rus"
MARKETINGSCAN (France) SAS	France	MARKETINGSCAN (France) SAS
Media Focus Schweiz GmbH	Switzerland	Media Focus Schweiz GmbH
METRIS-MÉTODOS DE RECOLHA E INVESTIGAÇÃO SOCIAL, S.A.	Portugal	METRIS-MÉTODOS DE RECOLHA E INVESTIGAÇÃO SOCIAL, S.A.
MRC-Mode Pvt. Limited	Bangladesh	MRC-Mode Pvt. Limited
M-TRIX Tecnologia e Serviços de Marketing S.A.	Brazil	M-TRIX Tecnologia e Serviços de Marketing S.A.
National Consumer Panel, LLC	United States	National Consumer Panel, LLC
Nielsen Arastirma Hizmetleri Limited Sirket	Turkey	Nielsen Arastirma Hizmetleri Limited Sirket
Nielsen Book Services Limited	United Kingdom	Nielsen Book Services Limited
Nielsen Connect Australia Pty Ltd	Australia	Nielsen Connect Australia Pty Ltd
Nielsen Consultancy LLC	Qatar	Nielsen Consultancy LLC
Nielsen Consumer Greece Single Member S.A.	Greece	Nielsen Consumer Greece Single Member S.A.
Nielsen Consumer LLC	United States	Nielsen Consumer LLC
Nielsen Consumer, Inc.	United States	Nielsen Consumer, Inc.
Nielsen Data Factory LLC	Russia	Nielsen Data Factory LLC
Nielsen Egypt LLC	Egypt	Nielsen Egypt LLC
Nielsen for Consultancies Limited Liability Company	Jordan	Nielsen for Consultancies Limited Liability Company
Nielsen for Market Research LLC	Oman	Nielsen for Market Research LLC
Nielsen Holding Saudi Limited or Nielsen Holding Saudi Company Limited	Saudi Arabia	Nielsen Holding Saudi Limited or Nielsen Holding Saudi Company Limited
Nielsen I Q Lanka (Private) Limited	Sri Lanka	Nielsen I Q Lanka (Private) Limited
Nielsen Innovate B.V.	Netherlands	Nielsen Innovate B.V.
Nielsen Innovate Fund, LP	Israel	Nielsen Innovate Fund, LP

Nielsen Innovate Ltd.	Israel	Nielsen Innovate Ltd.
Nielsen Innovate Singapore Pte. Ltd	Singapore	Nielsen Innovate Singapore Pte. Ltd
Nielsen Market Research Services FZ-LLC	United Arab Emirates	Nielsen Market Research Services FZ-LLC
Nielsen MMRD (Myanmar) Company., Ltd.	Myanmar	Nielsen MMRD (Myanmar) Company., Ltd.
Nielsen MMRD Holdings Pte. Ltd.	Singapore	Nielsen MMRD Holdings Pte. Ltd.
Nielsen Precima B.V.	Netherlands	Nielsen Precima B.V.
Nielsen Precima, LLC	United States	Nielsen Precima, LLC
Nielsen S.R.L.	Peru	Nielsen S.R.L.
Nielsen Services Japan GK	Japan	Nielsen Services Japan GK
Nielsen Services Poland Sp. z o.o.	Poland	Nielsen Services Poland Sp. z o.o.
Nielsen Tunisie SARL	Tunisia	Nielsen Tunisie SARL
Nielsen Uruguay (US), LLC	United States	Nielsen Uruguay (US), LLC
NielsenIQ (Belgium) SRL	Belgium	NielsenIQ (Belgium) SRL
NielsenIQ (Denmark) ApS	Denmark	NielsenIQ (Denmark) ApS
NielsenIQ (Germany) GmbH	Germany	NielsenIQ (Germany) GmbH
NielsenIQ (Guangzhou) Ltd.	China	NielsenIQ (Guangzhou) Ltd.
NielsenIQ (Hong Kong) Limited	Hong Kong	NielsenIQ (Hong Kong) Limited
NielsenIQ (India) Private Limited	India	NielsenIQ (India) Private Limited
NielsenIQ (Malaysia) Sdn. Bhd.	Malaysia	NielsenIQ (Malaysia) Sdn. Bhd.
NielsenIQ (Singapore) Holdings Pte. Ltd.	Singapore	NielsenIQ (Singapore) Holdings Pte. Ltd.
NielsenIQ (Singapore) Pte. Ltd	Singapore	NielsenIQ (Singapore) Pte. Ltd
NielsenIQ (Thailand) Limited	Thailand	NielsenIQ (Thailand) Limited
NielsenIQ (Vietnam), Ltd.	Vietnam	NielsenIQ (Vietnam), Ltd.
NielsenIQ Holding France SAS	France	NielsenIQ Holding France SAS
NielsenIQ Holdings, L.L.C.	United States	NielsenIQ Holdings, L.L.C.
NielsenIQ Italy S.r.l.	Italy	NielsenIQ Italy S.r.l.
NielsenIQ Japan	Japan	NielsenIQ Japan
NielsenIQ Korea Ltd	South Korea	NielsenIQ Korea Ltd
NielsenIQ México Services, S. de R.L. de C.V.	Mexico	NielsenIQ México Services, S. de R.L. de C.V.
NielsenIQ Philippines, Inc.	Philippines	NielsenIQ Philippines, Inc.
NielsenIQ Services France SAS	France	NielsenIQ Services France SAS
NielsenIQ Services Germany GmbH	Germany	NielsenIQ Services Germany GmbH
NielsenIQ Services Italy S.r.l.	Italy	NielsenIQ Services Italy S.r.l.
NielsenIQ Services Korea Ltd.	South Korea	NielsenIQ Services Korea Ltd.
NielsenIQ Services Sweden AB	Sweden	NielsenIQ Services Sweden AB
NielsenIQ South Africa (Pty) Ltd	South Africa	NielsenIQ South Africa (Pty) Ltd
NielsenIQ South America S.R.L.	Argentina	NielsenIQ South America S.R.L.
NielsenIQ Sub Holding Company	Canada	NielsenIQ Sub Holding Company
NielsenIQ Sub Holdings I B.V.	Netherlands	NielsenIQ Sub Holdings I B.V.
NielsenIQ Taiwan Ltd.	Taiwan	NielsenIQ Taiwan Ltd.
NIQ CA Foreign Enterprise LLC	Uzbekistan	NIQ CA Foreign Enterprise LLC
Panel International SA LLC	United States	Panel International SA LLC
PT. GfK Retail and Technology Indonesia	Indonesia	PT. GfK Retail and Technology Indonesia
PT. Nielseniq Services Indonesia	Indonesia	PT. Nielseniq Services Indonesia
Simmons Research, LLC	United States	Simmons Research, LLC
The Nielsen Company (Bangladesh) Ltd.	Bangladesh	The Nielsen Company (Bangladesh) Ltd.
The Nielsen Company (Europe) Sàrl	Switzerland	The Nielsen Company (Europe) Sàrl
The Nielsen Company Nepal Pvt Ltd.	Nepal	The Nielsen Company Nepal Pvt Ltd.

The Nielsen Company Paraguay S.R.L.	Paraguay	The Nielsen Company Paraguay S.R.L.
TNC Europe B.V.	Netherlands	TNC Europe B.V.
UAB ACNielsen Baltics	Lithuania	UAB ACNielsen Baltics
Unrollme LLC	United States	Unrollme LLC
Viewerslogic Group Plc	United Kingdom	Viewerslogic Group Plc
Viewerslogic Ltd	Israel	Viewerslogic Ltd